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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
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                                 August 13, 1999

                              Crosswalk.com, Inc..
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             (Exact name of registrant as specified in its Charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                    00-22847
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                            (Commission File Number)

                                   54-1831588
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                        (IRS Employer Identification No.)

                             4206F Technology Court
                            Chantilly, Virginia 20151
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               (Address of principal executive offices) (Zip Code)

                                 (703) 968-4808
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              (Registrant's telephone number, including area code)

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



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Item 2. Acquisition or Disposition of Assets

     On August 13, 1999, Crosswalk.com, Inc., a Delaware corporation (the "Company"), closed on a Plan and Reorganization and Agreement (the "Agreement") entered into on July 30, 1999, by and among the Company, Media Management, Inc., (Media), a Virginia corporation and a wholly-owned subsidiary of the Company, Wike Associates, Inc., (Wike), a Virginia Corporation, and its sole stockholder, Stephen M. Wike (Stockholder), providing for Wike to become a wholly-owned subsidiary of the Company by merger of Wike with and into Media, and for Stockholder, by such merger to become a stockholder of the Company.

     Pursuant to this transaction, the Company purchased all outstanding shares of common stock of Wike in exchange for 494,845 restricted and nonregistered shares of Common Stock, par value $.01 per share, of the Company and $2,000,000 in cash. The source of the cash consideration was the Company's working capital. Mr. Wike has also been appointed to serve on the Company's Board of Directors.

     Under the terms of the Agreement effective August 13, 1999, an aggregate of $50,000 of the $2,000,000 in total cash proceeds will be delivered within 90 days of the effective date, subject to adjustment based on verification of the net worth of Wike as determined by the Company's independent auditors.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired.

          Pursuant to the instructions to Item 7 of Form 8-K, the financial information required by Item 7(a) will be filed by Amendment within 60 days of the date of this filing.

     (b)  Pro Forma Financial Information.

          Pursuant to the instructions to Item 7 of Form 8-K, the financial information required by Item 7(b) will be filed by Amendment within 60 days of the date of this filing.

     (c)  Exhibits

2.1 Plan of Reorganization and Agreement dated as of July 30, 1999 by and among Crosswalk.com, Inc., Media Management, Inc., Wike Associates, Inc., and its sole stockholder, Stephen M. Wike (Stockholder).



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Crosswalk.com, Inc.

Date: August 24, 1999                   By:  /s/ William M. Parker
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                                        William M. Parker
                                        Chief Executive Officer and
                                        President